STATE OF ALABAMA )
                 :
CHAMBERS COUNTY  )



                                BUILDING LEASE AGREEMENT

       WITNESSETH, the undersigned parties, McCLENDON TRANSPORTATION GROUP, INC. ("Lessee"), a Delaware corporation, and McCLENDON ENTERPRISES, an Alabama business partnership ("Lessor"), hereby agree as follows:

        1. Lessor shall lease to Lessee a commercial office building situated at 121 South LaFayette Street, LaFayette, Chambers County, Alabama, comprising approximately, 20,000 square feet

        2. The term of the lease shall be for five (5) years, commencing January 1, 2000 and ending December 31, 2005.

        3. Rent ofSl 1,000 p.r month during the term shall be payable by the Lessee on or before the fifth day of each month.

        4. Lessee shall maintain and timely pay all fire, hazard, liability and contents insurance, all utilities, and all taxes or other assessments upon the subject property.

        5. Lessee shall pay for all necessary minor repairs and/or modifications to the property for business purposes of $1,000 or less. All other major repairs, structural improvements and related costs exceeding Si ,000 shall be borne by Lessor.

        6. This lease agreement shall not be assigned by either party without the written consent of the other party.

        7. This lease agreement shall not be amended or modified except in writing and executed by both parties.

        8. Either party shall have the right to terminate  this lease upon sixty
           (60) days written notice.


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         9.       The Lessee shall and hereby does protect,  indemnif~' and hold
                  Lessor harmless from any and all liability for injuries or damages of any nature arising out of Lessee's business use of the subject property.

         10. Any dispute arising between the parties under this lease shall be resolved by arbitration in the State of Alabama.

Executed this 1st day of January, 2000.

/s/ Sherril Childs                /s/ James W. McClendon
-------------------               -------------------------------------
WITNESS                           McCLENDON TRANSPORTATION GROUP, INC.
                                  by: James W. McClendon, President
                                  LESSEE

                                  Attest: /s/ Glenn Scarborough
                                          -----------------------------


/s/ ????????                  /s/ Hugh F. McClendon
-------------------               -------------------------------------
WITNESS                           McCLENDON ENTERPRISES
                                  by: Hugh F. McClendon, General Partner
                                  LESSOR